Exhibit 99.1

El Pollo Loco Announces CEO Transition

Industry Veteran and El Pollo Loco CFO Laurance “Larry” Roberts Announced as Interim CEO

COSTA MESA, Calif., October 15, 2021 (GLOBE NEWSWIRE) – El Pollo Loco, Inc. (“El Pollo Loco” or “the Company”) (Nasdaq: LOCO), the nation’s leading fire-grilled chicken restaurant chain, today announced the resignation of Bernard Acoca as Director, Chief Executive Officer and President of the Company and its affiliates, to pursue other opportunities, effective today. The Company’s Board of Directors has appointed industry veteran Laurance “Larry” Roberts, the Company’s Chief Financial Officer, as Interim CEO while continuing in his role as Chief Financial Officer. Mr. Acoca will continue to provide consulting services to the Company to further ensure a smooth transition.

“On behalf of the Board and everyone at El Pollo Loco, I want to thank Bernard for his valuable contributions, leadership and years of service to El Pollo Loco,” said Michael G. Maselli, Chairman of El Pollo Loco’s Board of Directors. “Bernard and his team successfully navigated through the many challenges of the pandemic, and today the Company is stronger than ever with increasing sales and a strong connection with our customers. Under Bernard’s leadership, we have accelerated our digital penetration and positioned the Company for success over the coming years. Bernard will always be part of the extended El Pollo Loco family, and we wish him the best in his new endeavors.”

Mr. Maselli continued, “We have great confidence in the executive management team that will continue to lead El Pollo Loco. As interim CEO, Larry brings the range and depth of over 25 years of experience in financial and operating roles in the restaurant industry, including serving as the CFO of El Pollo Loco for the past eight years in which he has led the Finance, Supply Chain, Information Technology and Quality Assurance functions. Prior to joining the Company, Larry was both CFO and COO of Yum Brand’s Kentucky Fried Chicken division. He is a true champion of El Pollo Loco and has played a critical role in the Company’s many successes. Larry has the highest level of respect for our customers, employees, and franchisees, and as a result, he is ideally suited to guide El Pollo Loco as we continue our journey.”

“It has been an honor to lead El Pollo Loco over the last three and a half years,” said Mr. Acoca. “The El Pollo Loco family, its customers, employees and franchisees are very special, and the Company remains a truly differentiated brand. I am thankful for having had the opportunity to lead this tremendous company, and I know, under Larry’s leadership, El Pollo Loco will continue on its successful path.”

Mr. Roberts concluded, “We have worked hard over the last few years to build on the momentum of our core business and firmly establish the foundation for successful growth. I look forward to continuing to work with our management team, franchisees and Board to execute on the four pillars of our Acceleration Agenda and continue our efforts to fully capitalize on the growth opportunities ahead.”

About El Pollo Loco

El Pollo Loco is the nation’s leading fire-grilled chicken restaurant with a mission to bring people together around food, family, and culture in the communities it serves. El Pollo Loco is renowned for its handcrafted L.A. Mex food, an innovative blend of traditional Mexican cuisine and better-for-you eating, that Los Angeles is known for. Since 1980, El Pollo Loco has successfully opened and maintained 480 company-owned and franchised restaurants in Arizona, California, Nevada, Texas, Utah, and Louisiana while remaining true to its Mexican-American heritage. El Pollo Loco continues to grow and evolve, nourishing connections to tradition, culture, and one another through fire-grilled goodness that makes us feel like familia. For more information, visit us at ElPolloLoco.com.

MEDIA CONTACT:

Rosie Herzog

Edible

EPLMedia@Edible-Inc.com

INVESTOR CONTACT:

Fitzhugh Taylor

ICR

Fitzhugh.taylor@icrinc.com

714-599-5200

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss, among other things, our current expectations, intentions or beliefs relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future business, operating or financial performance or other events. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that we expected.

While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties that could cause outcomes to differ materially from our expectations. These factors include, but are not limited to, our ability to successfully manage the resignation of our CEO and the transition to our Interim CEO and impacts the transition may have on our business as well as factors that may impact our financial results and performance generally, including the impact of the COVID-19 pandemic on our company, our employees, our customers, our partners, our industry and the economy as a whole, as well as our franchisees’ ability to maintain operations in their individual restaurants; our ability to open new restaurants in existing and new markets and to expand our franchise system, including difficulty in finding sites and in negotiating acceptable leases; our ability to compete successfully with other quick-service and fast casual restaurants; vulnerability to changes in consumer preferences and economic conditions; political and social factors, including regarding trade, immigration and customer preferences; vulnerability to conditions in the greater Los Angeles area; vulnerability to natural disasters given the geographic concentration and real estate intensive nature of our business; changes to food and supply costs, especially for chicken; social media and negative publicity, whether or not valid, and our ability to respond to an effectively manage the accelerated impact of social media; our ability to continue to expand our digital business, delivery orders and catering; and other risks set forth in our filings with the Securities and Exchange Commission from time to time, including under Item 1A, Risk Factors in our annual report on Form 10-K for the year ended December 30, 2020, which filings are available online at www.sec.gov.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the ways that we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.